WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED FEBRUARY 24, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

DATED SEPTEMBER 30, 2015

The fund’s Board of Directors has determined that it is in the best interests of the fund and its shareholders to terminate the fund. The fund is expected to cease operations on or about May 20, 2016. Before the termination is effected, and at the discretion of fund management, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Existing shareholders of the fund who invest in the fund through a systematic investment plan or payroll deduction or those investing through a 401(k) plan or retirement platform will be permitted to purchase shares of the fund for a limited period of time while they select an investment alternative. Shares of the fund are otherwise closed to purchases and incoming exchanges as of the date of this supplement, except for the reinvestment of dividends and distributions, if any. The fund will close to all investments two days prior to the liquidation.

Shareholders who elect to redeem their shares prior to the completion of the termination of the fund will be redeemed in the ordinary course at the fund’s net asset value per share. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the fund’s prospectus at any time prior to the fund’s cessation of operations. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of a sales charge. Fund shareholders will not be subject to any applicable deferred sales charges resulting from the termination. Any applicable deferred sales charges will also be waived for shareholders who redeem their shares prior to the termination. Each shareholder who remains in the fund until termination will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

The liquidation of the fund will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of fund shares prior to the termination will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. In connection with the liquidation, the fund may declare taxable distributions of its net investment income and capital gain (including net capital gains, if any, from the liquidation of the assets of the fund) in advance of its regular quarterly distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by those shareholders in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis.

Shareholders who purchased their shares directly from the fund and hold their shares through an individual retirement account will receive another communication from the fund prior to the termination regarding their investment.

Shareholders who hold their shares through an individual retirement account (IRA) should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the fund, please contact Legg Mason Shareholder Services at 800-822-5544 between the hours of

8:00 am to 5:30 pm ET to receive instructions to get a replacement check made payable to your IRA. Caution: if you cash the check or deposit in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the fund and of any associated distributions.

Please retain this supplement for future reference.

WASX245662

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